UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
July 19, 2005

(Date of Earliest Event Reported: July 18, 2005)

EL PASO CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14365 (Commission File Number)	76-0568816 (I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers/

     On July 18, 2005, we announced that D. Dwight Scott, Executive Vice President and Chief Financial Officer of El Paso, has announced his intention to leave the company. Mr. Scott is joining GSO Capital Partners LP, an investment manager focused primarily on the leveraged finance marketplace. Mr. Scott will stay with El Paso through the filing of its second quarter Form 10-Qs.

     Mr. Scott is being replaced by D. Mark Leland, who is being appointed Executive Vice President and Chief Financial Officer, and will serve as El Paso’s principal financial officer, effective upon Mr. Scott leaving the company. Mr. Leland, age 43, has served as Executive Vice President and Chief Financial Officer of El Paso Production Holding Company since January 2004 and as a Director since April 2004. Mr. Leland served as Chief Operating Officer of GulfTerra Energy Partners, L.P. (GulfTerra) from January 2003 to December 2003 and as Senior Vice President of GulfTerra from July 2000 to December 2003. Mr. Leland also served as Vice President of El Paso Field Services Company from September 1997 to April 2004. He served as Senior Vice President and Controller of GulfTerra from July 2000 through December 2002 and as Vice President and Controller of GulfTerra from August 1998 to July 2000. He served as Director of Business Development for El Paso Field Services Company from September 1994 to September 1997. For more than five years prior, Mr. Leland served in various capacities in the finance and accounting functions of El Paso.

     Our press release announcing this change in our executive management is attached as Exhibit 99.A.

Item 7.01 Regulation FD Disclosure.

     On July 19, 2005, we are making a presentation to our analysts and investors concerning our acquisition of Medicine Bow Energy Corporation. A copy of our slide presentation is attached as Exhibit 99.B and is being furnished under this item solely for the purpose of complying with Regulation FD.

Item 8.01 Other Information.

     On July 19, 2005, we announced the acquisition of Denver-based Medicine Bow Energy Corporation for $814 million in cash, through our subsidiary, El Paso Production Holding Company. A copy of our press release is attached as Exhibit 99.C.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number	Description

99.A	Press Release dated July 18, 2005.
99.B	Slide Presentation dated July 19, 2005.
99.C	Press Release dated July 19, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION
By:	/s/ JEFFREY I. BEASON
Jeffrey I. Beason
Senior Vice President and Controller (Principal Accounting Officer)

Dated: July 19, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.A	Press Release dated July 18, 2005.
99.B	Slide Presentation dated July 19, 2005.
99.C	Press Release dated July 19, 2005.